Share-based Payments - Summary of Assumptions Used to Determine Fair Value of Options Granted (Detail)	12 Months Ended
	Oct. 31, 2024 yr $ / shares	Oct. 31, 2023 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Risk-free interest rate	3.74%	3.27%
Expected dividend yield	7.50%	6.84%
Expected share price volatility	19.47%	19.86%
Expected life | yr	6	6
Share price/exercise price | $ / shares	$ 56.55	$ 59.39